                                 EXHIBIT (10)(a)

                         CONSENT OF INDEPENDENT AUDITORS

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated February 14, 2003 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and (2) dated January 31, 2003 with respect to the subaccounts of Transamerica Life Insurance Company Separate Account VA C, which are available for investment by contract owners of the Transamerica Extra Variable Annuity, included in Post-Effective Amendment No. 16 to the Registration Statement (Form N-4 No. 333-83957) and related Prospectus of the Transamerica Extra Variable Annuity.

                                                            /s/Ernst & Young LLP

Des Moines, Iowa
April 25, 2003